SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                              (Amendment No. )
Filed by Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:
[ X ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          The Gabelli Asset Fund
        ------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

        -------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]   No fee required
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

(1)     Title of each class of securities to which transaction applies:

        -------------------------------------------------------------------

(2)     Aggregate number of securities to which transaction applies:

        -------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

                                   N/A
        -------------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

                                   N/A

        -------------------------------------------------------------------

(5)     Total fee paid:

        -------------------------------------------------------------------

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:


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(2)     Form, Schedule or Registration Statement No.:


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(3)     Filing Party:


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(4)     Date Filed:


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                           THE GABELLI ASSET FUND
                              ---------------

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on May 18, 1999
                              ---------------

        A Special Meeting of Shareholders of THE GABELLI ASSET FUND (the "Fund") will be held at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870, on May 18, 1999, at 10:00 a.m. (eastern standard time), for the following purposes :

1. To consider and act upon amendments to the Fund's Declaration of Trust to permit the Fund to offer additional classes of shares (Proposal 1);
2. To consider and act upon a proposal to amend the Fund's fundamental investment policy with respect to options to permit the Fund to buy and sell put and call options on securities it holds or has the right to obtain (Proposal 2);
3.      To elect nine (9) Trustees of the Fund (Proposal 3);
4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending December 31, 1999 (Proposal 4); and
5. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Trustees have fixed the close of business on March 24, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

        YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.


By Order of the Trustees



JAMES E. MCKEE
Secretary


April __, 1999


                    INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

        1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

        2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

        3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                             Valid Signature

Corporate Accounts
(1) ABC Corp.  ....................................      ABC Corp.
(2) ABC Corp.  ....................................      John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer .....................      John Doe
(4) ABC Corp., Profit Sharing Plan ................      John Doe, Trustee

Fund Accounts
(1) ABC Fund   ....................................      Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78 ..............................      Jane Doe

Custodial or Estate Accounts
(1) John B. Smith, Custodian
      f/b/o John B. Smith, Jr. UMA ................      John B. Smith
(2) John B. Smith .................................      John B. Smith, Jr.,
                                                         Executor





                           THE GABELLI ASSET FUND
                              ---------------

                      SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on May 18, 1999
                              ---------------


                              PROXY STATEMENT


        This Proxy Statement is furnished in connection with the solicitation on behalf of the board of trustees (the "Board of Trustees") of The Gabelli Asset Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held on Tuesday, May 18, 1999, at 10:00 a.m. (eastern standard time), at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870, and at any adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

        In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of State Street Bank and Trust Company, the Fund's transfer agent, and affiliates of State Street Bank and Trust Company or other representatives of the Fund also may solicit proxies by telephone, telegraph or in person. In addition, the Fund expects to retain Georgeson and Company Inc. to assist in the solicitation of proxies for a minimum fee of $3,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Fund's most recent annual report is available upon request, without charge, by writing the Fund at One Corporate Center, Rye, New York, 10580-1434 or calling the Fund at 1-800-422-3554.

        If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted FOR Proposals 1, 2, 3 and 4 listed in the accompanying Notice of Special Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

        In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items is not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

        The close of business on March 24, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

        Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were __ shares of common stock of the Fund outstanding.

        To the knowledge of the management of the Fund, no person owns of record or beneficially 5% or more of the shares of the Fund except that, as of March 24, 1999, Charles Schwab & Co. owns approximately __% of the outstanding shares of the Fund on behalf of its client and disclaims beneficial ownership.

        This Proxy Statement is first being mailed to shareholders on or about April __, 1999.

              PROPOSAL 1: TO CONSIDER AND ACT UPON AMENDMENTS
           TO THE FUND'S DECLARATION OF TRUST TO PERMIT THE FUND
                   TO OFFER ADDITIONAL CLASSES OF SHARES

        At present, shares of the Fund may be purchased and redeemed at net asset value without charge. Approval of Proposal 1 will not diminish the ability of shareholders to purchase and redeem shares at net asset value without charge. Rather, Proposal 1 is designed to permit the Fund to offer additional classes of shares to new investors through additional distribution channels. Mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements targeted to the needs of particular types of investors. Management of the Fund believes that the Fund should be structured to be in a position to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. Management believes that approval of Proposal 1 will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund.

        Over the past year, management of the Fund has examined various distribution alternatives for the Fund. Following this analysis, and based on a review of mutual fund distribution alternatives and discussions with experts in mutual fund marketing, management recommended that the Board of Trustees consider obtaining shareholder authorization to convert the Fund to a multiple-class structure authorized to offer separate sub-series ("classes") of shares of beneficial interest with different distribution and service arrangements. On March 9, 1999, the Board of Trustees unanimously approved amendments to the Fund's Declaration of Trust that will enable the Fund to offer additional classes of shares. The Board of Trustees also approved the adoption of a plan on behalf of the Fund pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to which the Fund may issue multiple classes of shares with varying distribution and service arrangements.

        Management of the Fund believes that the Fund may benefit by having the flexibility to offer multiple classes of shares within the load and no-load product markets. In particular, growth in assets would reduce the expense ratios of the Fund, which would improve the returns of the Fund for its shareholders. Moreover, management believes that by having the flexibility to offer multiple classes of shares, the Fund will be able to offer a wider variety of exchange options between the Fund and other funds managed by Gabelli Funds, LLC (the "Adviser") or an affiliate, at net asset value, thereby increasing shareholders' investment flexibility and the attractiveness of the Fund. To the extent multiple classes are implemented for the Fund and the Fund raises additional assets, use of the multiple class system would likely result in some reduction in annual expenses per share for the Fund.

        If Proposal 1 is approved, the Fund will continue to offer its existing class of shares as a no-load class with a continuing service fee and the Fund will be in a position to begin offering (although it may decide not to do so) one or more of the following new classes of shares:
Class A Shares subject to a front-end sales charge and a continuing Rule 12b-1 distribution fee; Class B Shares subject to a declining contingent deferred sales charge ("CDSC") until held for eighty-four months, a continuing 12b-1 distribution fee and a continuing service fee; and Class C Shares subject to a CDSC until held for twenty-four months, a continuing Rule 12b-1 distribution fee and a service fee. Class B Shares will convert to Class A Shares on the first business day of the eighty-fifth calendar month following the calendar month in which such shares were issued. The existing class of shares of the Fund will be redesignated as Class AAA without change in its rights and privileges.

        The proposed amendments to the Fund's Declaration of Trust will:

o Enable the Board of Trustees to divide the shares of beneficial interest of the Fund to create separate classes with different sales charge and distribution financing alternatives within each class;

o Permit the Board of Trustees to provide for the automatic conversion of one or more classes into another class upon terms and conditions established pursuant to the amended Declaration of Trust and set forth in the Fund's current registration statement at the time of purchase;

o Permit the Board of Trustees in the future to further divide the shares of beneficial interest of the Fund to create additional series and classes within such series as they deem appropriate and in the best interest of the Fund and its shareholders;

        A copy of the proposed amendments to the Fund's Declaration of Trust is set forth in Exhibit A.

Required Vote

        Approval of Proposal 1 requires the affirmative vote of a majority of the shares of beneficial interest of the Fund outstanding on the record date.

        THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1.


          PROPOSAL 2: TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND
    THE FUND'S FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO OPTIONS TO
            PERMIT THE FUND TO BUY AND SELL PUT AND CALL OPTIONS
             ON SECURITIES IT HOLDS OR HAS THE RIGHT TO OBTAIN


        The Board of Trustees has approved modifying the Fund's fundamental investment policy on investment in options to permit the Fund to purchase and sell put and call options on securities in its portfolio. Fundamental policies may be changed only by shareholder vote.

        The Fund's current fundamental policy in the area of investing in options is as follows:

        The Fund may not: sell securities short or invest in puts, calls, straddles, spreads or any combination thereof.

        This fundamental policy would be amended to read as follows:

        The Fund may not: sell securities short or invest in options, except that the Fund may (i) buy put options on assets it holds or has the right to obtain, (ii) sell call options on securities it holds or has the right to obtain, and (iii) buy and sell offsetting options to terminate the Fund's obligations.

        A description follows of the transactions in options in which it is proposed the Fund currently be permitted to engage, along with a discussion of the risks associated with investing in such options. This language will become a part of the Fund's Prospectus and Statement of Additional Information, as the case may be, as it may be amended from time to time.

Writing Covered Call Options

        The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the asset involved in the option.

        A call option gives the holder (buyer) the "right to purchase" a security, currency or other asset at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. The Fund will write only covered call options. This means that the Fund will own at least the same quantity of the security, currency or other assets subject to the option or an option to purchase the same underlying security, currency or other asset, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned assets.

        Portfolio assets on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. Writing covered call options may be used by the Fund to reduce its exposure to securities it does not wish to sell at the time it writes the option. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying asset above the exercise price, retains the risk of loss should the price decline and also gives up, to some degree, control over the timing of sale of the underlying assets. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying asset during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying asset. The Fund does not consider an asset covering a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

        Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying asset from being called, or to permit the sale of the underlying asset. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying asset with either a different exercise price or expiration date or both. If the Fund desires to sell a particular asset from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the asset. If the Fund cannot enter into such a transaction, it may be required to hold an asset that it might otherwise have sold. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price.

        Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying asset for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such asset from its portfolio. In such cases, additional costs may be incurred.

        The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying asset owned by the Fund.

Purchasing Put Options

               The Fund may purchase put options in securities, currencies or other assets owned by the Fund or on options to purchase the same underlying security, currency or other assets, having an exercise price equal to or less than the exercise price of the put option. As the holder of a put option, the Fund would have the right to sell the underlying asset at the exercise price at any time during the option period or at the expiration of the option. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its assets. An example of such use of put options is provided below.

               The Fund may purchase a put option on an underlying asset owned by the Fund (a "protective put") but does not wish to sell at that time as a defensive technique in order to protect against an anticipated decline in the value of the asset. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset's value. For example, a put option may be purchased in order to protect unrealized appreciation of an asset where the Adviser deems it desirable to continue to hold the asset because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the asset is eventually sold.

Required Vote

        Approval of Proposal 2 requires the affirmative vote of a majority of the shares as defined under the 1940 Act (either 67% of the shares present at the meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less).

        THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 2.


               PROPOSAL 3: TO ELECT NINE TRUSTEES OF THE FUND

        At the Meeting, the nominees named below will be voted upon as Trustees of the Fund and if elected will hold office until their successors are elected and qualified. Messrs. Christiana and Pustorino have served as Trustees since the inception of the Fund and were elected by the shareholders on March 18, 1988. Mr. Colavita has served as a Trustee since his appointment by the Board of Trustees on November 18, 1989. Mr. Colavita was elected by the shareholders on May 11, 1992. Messrs. Gabelli, Pohl and van Ekris have served as Trustees since their elections by shareholders on May 11, 1992. Mr. John D. Gabelli has served as a Trustee since his appointment by the Board of Trustees on March __, 1999. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. The address of each of the Directors is One Corporate Center, Rye, New York, 10580.


                                                                  Number and
                                                                  Percentage
                                                                  of Shares
                                                                 Beneficially
                                                                   Owned**
                                 Position with the Fund          Directly or
Name (Age)                      and Principal Occupation          Indirectly
Position                         During Past Five Years       on March 24, 1999
------------------------  ---------------------------------- ------------------

Mario J. Gabelli*  (56)   Chairman of the Board and President       _______***
President, Trustee and    of the Fund since 1993; Chairman of
Chief Investment Officer  the Board and Chief Executive
                          Officer of Gabelli Asset Management,
                          Inc. and Chief Investment Officer of
                          the Adviser, Gabelli Asset Management,
                          Inc. and GAMCO Investors, Inc.;
                          Chairman of the Board and Chief
                          Executive Officer of Lynch Corporation,
                          a diversified manufacturing and
                          communications services company, and
                          Director of East/West Communications, Inc.
                          (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)
                          (15)

Felix J. Christiana (73)  Formerly Senior Vice President of         _______***
Trustee                   Dollar Dry Dock Savings Bank.
                          (1)(2)(3)(4)(5)(8)(10)(13)(15)

Anthony J. Colavita (64)  President and Attorney at Law in the      _______***
Trustee                   law firm of Anthony J. Colavita, P.C.
                          since 1961.  (1)(2)(3)(4)(5)(6)(7)(8)(9)
                          (11)(12)(13)(14)

James P. Conn (60)        Former Managing Director/Chief            _______***
Trustee                   Investment Officer of Financial
                          Security Assurance Holdings Ltd.,
                          1992-1998; Director of Santa Anita
                          Operating Company since 1995;
                          Director of California Jockey Club
                          since 1983; and Director of Meditrust
                          Corporation and First Republic Bank.
                          (1)(2)(10)(14)(15)

John D. Gabelli (53)      Senior Vice President of Gabelli &        _______***
Trustee                   Company, Inc. and Director of
                          Gabelli Advisers, Inc. (1)(2)(5)(8)

Karl Otto Pohl* (69)      Member of the Shareholders Committee      _______***
Trustee                   of Sal Oppenheim Jr. and Cie.
                          (private investment bank); Former
                          President of the Deutsche Bundesbank
                          (Germany's Central Bank) and
                          Chairman of its Central Bank Council
                          (1980-1991); Currently board member of
                          Gabelli Asset Management, Inc.,
                          Zurich Verischerungs-
                          Gesellshaft (insurance),
                          TrizecHahn Corp. and the
                          International Council for JP Morgan
                          & Co. (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)
                          (12)(13)(14)(15)

Anthony R. Pustorino,     Certified Public Accountant;              _______***
CPA (72)                  Professor of Accounting,
                          Pace University, since 1965.
                          (1)(2)(3)(4)(5)(10)(11)(13)
                          (15)

Anthonie C.               Managing Director of Balmac               _______***
van Ekris (63)            International Ltd.;
Trustee                   Director of Stahal Hardmayer A.Z.
                          and Spinnaker Industries, Inc.
                          (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)
                          (12)(13)(14)

Salvatore J. Zizza* (52)  Executive Vice President of FMG           _______***
Trustee                   Group (OTC), a healthcare provider;
                          Chairman of The Bethlehem Corp.
                          (ASE); and Board Member of Hollis
                          Eden Pharmaceuticals (OTC).  (1)(4)
                          (10)(15)

-----------------------


* "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an "interested person" of each fund as a result of his employment as an officer of the Fund and the Adviser. Mr. Gabelli is a registered representative of an affiliated broker-dealer. Mr. Pohl is a director of Gabelli Asset Management Inc., the indirect parent company of the Adviser. Mr. Zizza may be an "interested person" as a result of his previous association with Binnings Building Products, Inc., an entity controlled by GCI, Inc., an affiliate of Gabelli Funds, Inc.

**      For this purpose "beneficial ownership" is defined under Section
13(d) of the Securities Exchange Act of 1934, as amended. The information as to beneficial ownership is based upon information furnished to the Equity Trust by the Trustees.

***     Less than 1%.


(1)  Trustee of The Gabelli Asset Fund.    (9)  Director of Gabelli Gold Fund,
(2)  Trustee of The Gabelli Growth Fund.        Inc.
(3)  Director of The Gabelli Value Fund    (10) Director of The Gabelli Global
     Inc.                                       Multimedia Trust Inc.
(4)  Director of The Gabelli Convertible   (11) Director of Gabelli Capital
     Securities Fund, Inc.                      Series Funds, Inc.
(5)  Director of Gabelli Equity Series     (12) Director of Gabelli
     Funds, Inc.                                International Growth Fund, Inc.
(6)  Trustee of The Gabelli Money Market   (13) Director of the Treasurer's
     Funds                                      Fund,Inc.
(7)  Director of Gabelli Investor Funds,   (14) Trustee of the Gabelli Westwood
     Inc.                                       Funds
(8)  Director of Gabelli Global            (15) Director of The Gabelli Equity
     Series Funds, Inc.                         Trust Inc.

               The Fund pays each Trustee not affiliated with the Adviser or its affiliates, a fee of $6,000 per year plus $500 per meeting attended in person and by telephone, together with the Trustee's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Fund to such Trustees during the fiscal year ended December 31, 1998, amounted to $62,000. The chairman of each committee of the Board of Trustees receives $21,000 per year and all committee members receive $500 per meeting.

               During the year ended December 31, 1998, the Trustees of the Fund met four times, none of which were special meetings of Trustees. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member. Messrs. Christiana and Pustorino (chairman) serve on the Fund's Audit Committee and these Trustees are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Fund. During the fiscal year ended December 31, 1998, the Audit Committee met two times.

               The Trustees serving on the Fund's Nominating Committee are Messrs. Colavita (chairman) and Christiana. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 1998. The Fund does not have a standing compensation committee.

               The following table sets forth certain information regarding the compensation of the Fund's Trustees. Each officer of the Fund is also employed by the Adviser and receives no additional compensation or expense reimbursement from the Fund.


                             Compensation Table
                for the Fiscal Year Ended December 31, 1998
                -------------------------------------------

                                                  Total Compensation from
                                    Aggregate          the Fund and
Name of Person and                Compensation         Fund Complex
Position                          from the Fund      Paid to Trustees*
------------------------         --------------- -------------------------

Mario J. Gabelli                              $0                  $0(0)
President, Trustee and
Chief Investment Officer

John D. Gabelli                               $0                  $0(0)
Trustee

Felix J. Christiana                       $9,000             $88,500(9)
Trustee

Anthony J. Colavita                       $9,000             $82,000(13)
Trustee

James P. Conn                             $8,000             $46,000(5)
Trustee

Karl Otto Pohl                            $8,000            $102,466(15)
Trustee

Anthony R. Pustorino, CPA                $11,000            $100,500(9)
Trustee

Anthonie C. van Ekris                     $8,000             $57,500(10)
Trustee

Salvatore J. Zizza                        $8,000             $51,000(5)
Trustee


---------------


* Represents the total compensation paid to such persons during the calendar year ended December 31, 1998 by investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.


        Bruce N. Alpert, Vice President and Treasurer of the Fund and James
E. McKee, Secretary of the Fund are the only executive officers of the Fund not included in the listing of Trustees above. Mr. Alpert is 47 years old and has served as an officer of the Fund since its inception. He currently serves as Vice President and Chief Operating Officer of the Adviser, as an officer of each mutual fund managed by the Adviser and its affiliates. Mr. McKee is 36 years old and has served as Secretary of the Fund since August, 1995. He has served as Vice President, General Counsel and Secretary of Gabelli Asset Management Inc. since February, 1999 and of the Adviser since August, 1995. Mr. McKee also serves as Secretary for each mutual fund managed by the Adviser and its affiliates. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

Required Vote

        The affirmative vote of holders of a plurality of the shares of beneficial interest in the Fund present at the meeting is required to elect each of the Trustees named above.

        THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 3.


                   PROPOSAL 4: TO RATIFY THE SELECTION OF
                 PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
                  CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND
                FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1999

        The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a meeting called for that purpose, has selected the firm of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10031 to serve as independent accountants for the Fund's fiscal year ending December 31, 1999. The Fund knows of no direct or indirect financial interest of such firm in the Fund. PricewaterhouseCoopers LLP has advised the Fund that it is independent with respect to the Fund in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

        Representatives of PricewaterhouseCoopers LLP will attend the Meeting to answer appropriate questions only if such questions are submitted to the management of the Fund prior to the Meeting.

Required Vote

        Approval of Proposal 4 requires the affirmative vote of a majority of the shares of beneficial interest of the Fund present at the meeting.

        THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.


The Investment Adviser

        Gabelli Funds, LLC, a newly-formed New York limited liability company and successor to Gabelli Funds, Inc., acts as investment adviser to the Fund. The business address for the Adviser is One Corporate Center, Rye, New York 10580-1434.

Broker Non-Votes and Abstentions

        If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Because broker non-votes and abstentions are not treated as shares voted, any broker non-votes and abstentions would have the same effect as a vote AGAINST Proposals 1 and 2 and would have no impact on Proposals 3 and 4.

        Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report for the period ended June 30, 1999.


                  OTHER MATTERS TO COME BEFORE THE MEETING

        The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


                           SHAREHOLDER PROPOSALS

        The Fund does not hold regular annual meetings. Any shareholder of the Fund desiring to present a proposal for inclusion in the Fund's proxy statement and proxy relating to the Fund's next meeting of shareholders should submit such proposal to the Fund.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


|X| PLEASE MARK VOTES AS IN THIS EXAMPLE
                                                        For  Against  Abstain
                                                        |_|    |_|      |_|
                    1)To consider and act upon
    THE GABELLI       Articles of Amendment to
   ASSET FUND         the Fund's Declaration of
                      Trust to permit the Fund
                      to offer additional classes
                      of shares; and

                                                        For  Against  Abstain
                                                        |_|    |_|      |_|
                    2)To consider and act upon a
                      proposal to amend the Fund's
                      fundamental investment policy
                      with respect to options to
                      permit the Fund to buy and
                      sell put and call options on
                      securities it holds or has
                      the right to obtain;

                                           For All      Withholding   For All
                                           Nominees      Authority     Except
                                             |_|            |_|          |_|
                    3)To elect nine (9) Trustees of
                      the Fund: Mario J. Gabelli,
                      Felix J. Christiana, Anthony J.
                      Colavita, James P. Conn,
                      John D. Gabelli, Karl Otto Pohl,
                      Anthony R. Pustorino, Anthonie C.
                      van Ekris and Salvatore J. Zizza;
                      and

                    Note: If you do not wish your shares voted "For" a a particular nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s)

                                                        For  Against  Abstain
                                                        |_|    |_|      |_|
                    4)To ratify the selection of
                      PricewaterhouseCoopers LLP
                      as the independent accountants
                      of the Fund for the year ending
                      December 31, 1999; and

                                                        For  Against  Abstain
                                                        |_|    |_|      |_|
                    5)To transact such other business
                      as may properly come before the
                      Meeting or any adjournment thereof.

                           |-------------------------|
Please be sure to sign and |    Date                 |
date this                  |                         |
Proxy.                     |                         |
-----------------------------------------------------|
                                                     |
                                                     |
Shareholder sign here           Co-owner sign here   |
-----------------------------------------------------|
                                        Mark box at right if comments |_|
                                        or address changes have been noted
                                           on the reverse side of this card.

DETACH CARD



                           THE GABELLI ASSET FUND


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. The enclosed proxy materials discuss the proposals in detail.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders on May 18, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

The Gabelli Asset Fund


                           The Gabelli Asset Fund
             This proxy is solicited on behalf of the Trustees


The undersigned hereby appoints Mario J. Gabelli, Bruce N. Alpert, and James E. McKee, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Asset Fund (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870, on May 18, 1999 at 10:00 a.m. (eastern standard time), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present, and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. Please refer to the Proxy Statement for a discussion of the Proposal.


-----------------------------------------------------------------------------
      PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign this proxy exactly as your name appears on the books of the
Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or here title.
-----------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


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